Supplement dated June 1, 2026
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B, Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2026
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix A: Investment Options Available Under the Contract, the value in the Current Expenses cell for the following underlying mutual fund(s) is deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B	1.17%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*
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